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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): DECEMBER 18, 1997



                          PACIFIC GULF PROPERTIES INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


           MARYLAND                      1-12546                33-0577520
 (STATE OR OTHER JURISDICTION    (COMMISSION FILE NUMBER)      (IRS EMPLOYER
       OF INCORPORATION)                                     IDENTIFICATION NO.)

           4220 VON KARMAN AVE, FIRST FLOOR                        92660
           NEWPORT BEACH, CALIFORNIA                             (ZIP CODE)
   (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (714) 223-5000

                                      NONE
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


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ITEM 5. OTHER EVENTS.

        On March 19, 1997, Pacific Gulf Properties Inc. (the "Company") filed a registration statement (File No. 333-23611) on Form S-3 with the Securities and Exchange Commission (the "Commission") relating to the public offering, pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Securities Act"), of an aggregate of up to $250,000,000 in equity and debt securities of the Company (the "Registration Statement"). On April 11, 1997, the Commission declared the Registration Statement, as amended, effective. The Registration Statement and definitive prospectus contained therein are collectively referred to as the "Prospectus."

        On December 19, 1997, the Company filed with the Commission a prospectus supplement relating to the sale of 874,317 shares of the Company's common stock (the "Common Stock Supplement"). In connection with the filing of the Common Stock Supplement with the Commission, the Company is filing certain exhibits as part of this Form 8-K. See "Item 7. Financial Statements and Exhibits."

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c)     Exhibits.

        The following exhibits are filed with this report on Form 8-K:

        Exhibit No.             Description
        -----------             -----------
        1.1             Underwriting Agreement between the Company and
                        Prudential Securities Incorporated dated December 18,
                        1997, with respect to the issuance and sale by the
                        Company of 874,317 shares of the Company's common stock.

        5.1 Opinion of Piper & Marbury L.L.P. regarding the validity of the common stock.

        8.1 Opinion of Gibson, Dunn & Crutcher LLP regarding certain tax matters.

        23.1            Consent of Piper & Marbury L.L.P. (included as part of
                        Exhibit 5.1).

        23.2 Consent of Gibson, Dunn & Crutcher LLP (included as part of Exhibit 8.1).

        23.3            Consent of Ernst & Young LLP


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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    PACIFIC GULF PROPERTIES INC.



Date:  December 22, 1997            By:     /s/    Donald G. Herrman
                                        ----------------------------
                                            Donald G. Herrman
                                            Chief Financial Officer







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